Summit Therapeutics Reports Financial Results and Operational Progress for the Second Quarter and Six Months Ended June 30, 2026 Consistent Overall Survival Observed in Western, Asian Patients in Updated Analysis from Phase III HARMONi Study in EGFRm NSCLC Post-TKI Setting for Ivonescimab Plus Chemotherapy vs. Chemotherapy Ivonescimab Plus Chemotherapy Achieves Statistically Significant and Clinically Meaningful Overall Survival Benefit in 1L Squamous NSCLC HARMONi-6 Trial Conducted in China, the First Phase III Head-to-Head Clinical Study to Demonstrate Superiority over an Anti-PD-(L)1 Antibody-Containing Regimen HARMONi-3 Global Phase III 1L NSCLC Study: Squamous Cohort Final PFS Analysis Events Expected to Be Reached in Second Half of 2026 with Interim OS Analyses Planned; Non-Squamous Cohort PFS Events Expected to Be Reached in the First Half of 2027 Summit Closes Second Quarter with $690.7 Million in Cash and Investments Miami, Florida, July 23, 2026 - Summit Therapeutics Inc. (NASDAQ: SMMT) today reported its financial results for the second quarter and six months ended June 30, 2026 and provided an update on clinical and operational progress. “The clinical momentum of ivonescimab continues to build, with two recent key data readouts that significantly bolster our development progress. At ASCO, the landmark HARMONi-6 results established the first head-to-head Phase III study in any tumor type to demonstrate a meaningful overall survival advantage over anti-PD-1 inhibitors in combination with chemotherapy, representing an important milestone for cancer patients and for the broader immuno-oncology field,” said Robert W. Duggan, Chairman and Co-Chief Executive Officer of Summit. “This was followed by updated overall survival data from the HARMONi trial, in which western patients replicated the survival benefit seen in Asian patients and further reinforces our confidence in the regional consistency of the efficacy results of ivonescimab.” “These new data continue to demonstrate the differentiated profile of ivonescimab,” said Dr. Maky Zanganeh, President and Co-Chief Executive Officer of Summit. “In HARMONi-6, we saw an outcome that underscores the potential impact of our bispecific PD-1 / VEGF program. Equally important, the updated HARMONi overall survival analysis provided additional evidence of consistency of efficacy outcomes across patient populations. We also presented encouraging Phase II colorectal cancer data at ASCO that adds to the growing body of evidence supporting the potential of ivonescimab as a differentiated PD-1 / VEGF bispecific antibody across tumor types. We believe these results meaningfully strengthen the overall body of evidence supporting ivonescimab and provide important validation as we advance our global development program across multiple solid tumors.” Clinical & Operational Updates Clinical and operational progress continues with ivonescimab (SMT112), an investigational, potentially first-in-class bispecific antibody combining the effects of immunotherapy via a blockade of PD-1 with the anti-angiogenesis effects associated with blocking VEGF into a single molecule: • Summit in-licensed ivonescimab from Akeso Inc. (Akeso, HKEX Code: 9926.HK) in January 2023. In total, over 4,000 patients have been treated with ivonescimab in clinical studies globally, and over 70,000 patients have been treated in the commercial setting with ivonescimab in China, as noted and updated by Akeso. Summit has exclusive rights to develop and commercialize ivonescimab in North America, South America, Europe, the Middle East, Africa, and Japan, while Akeso retains development and commercialization rights for remaining territories, including China. • Summit is developing ivonescimab in non-small cell lung cancer (NSCLC) and colorectal cancer (CRC), specifically conducting multiregional Phase III clinical trials in the following proposed indications: ◦ HARMONi: Ivonescimab combined with chemotherapy in patients with epidermal growth factor receptor (EGFR)-mutated, locally advanced or metastatic non-squamous NSCLC who were previously treated with a third-generation EGFR tyrosine kinase inhibitor (TKI); ◦ HARMONi-3: Ivonescimab combined with chemotherapy in patients with first-line metastatic NSCLC, with two distinct cohorts to be analyzed separately for squamous tumors and non-squamous tumors; ◦ HARMONi-7: Ivonescimab monotherapy in patients with first-line metastatic NSCLC whose tumors have high PD-L1 expression; and ◦ HARMONi-GI3: Ivonescimab combined with chemotherapy in patients with first-line unresectable metastatic CRC. HARMONi • In January 2026, the U.S. Food and Drug Administration (FDA) accepted for filing Summit's Biologics License Application (BLA) seeking approval for ivonescimab in combination with chemotherapy in patients with EGFR- mutated locally advanced or metastatic non-squamous NSCLC who have received prior EGFR TKI therapy. The BLA was submitted based on the overall results of the global Phase III HARMONi trial. The FDA provided a Prescription Drug User Fee Act (PDUFA) goal action date of November 14, 2026. • In July 2026, Summit announced results of a new updated overall survival (OS) analysis from the HARMONi study, which showed a consistent OS trend amongst western and Asian patients as western patients were followed for additional time on study. These encouraging results provide further evidence of the geographic translatability of ivonescimab across the globe, including western patients from North America and Europe. In this new analysis, western patients increased their time on study, reaching a median follow-up of 23.2 months; Asian patients remained locked with a median follow-up time of 32.7 months. A hazard ratio of 0.76 was observed for the full ITT population; the same 0.76 hazard ratio was observed in both Asian and western patient subgroups, respectively, in this analysis. Ivonescimab continued to demonstrate an acceptable and manageable safety profile that was consistent with previous Phase III data of ivonescimab plus chemotherapy. No additional safety signals were observed. These results have been made available to the FDA, and more detailed data are intended to be presented at an upcoming medical meeting. HARMONi-3 • Enrollment in both the squamous and non-squamous NSCLC cohorts of the global HARMONi-3 study is now complete. The number of PFS events needed in the squamous cohort for the primary analysis is expected to be reached in the second half of 2026, and a planned early interim analysis for OS is expected to take place in conjunction with the primary PFS analysis. An interim analysis for overall survival independent of PFS is planned for the first half of 2027. For the non-squamous cohort, the number of events needed to conduct the PFS analysis is expected to be reached in the first half of 2027. ◦ In a similar patient population to the squamous cohort of HARMONi-3, Akeso’s HARMONi-6 study evaluated ivonescimab plus platinum-based chemotherapy compared with tislelizumab, a PD-1 inhibitor, plus platinum-based chemotherapy in patients with locally advanced or metastatic squamous NSCLC, irrespective of PD-L1 expression. HARMONi-6 is a single-region, multi-center, Phase III study conducted in China and sponsored by Akeso with all relevant data exclusively generated and analyzed by Akeso. ◦ Positive OS data for HARMONi-6 was presented in May 2026 as a part of the Plenary Session at the ASCO 2026 Annual Meeting; previously, positive PFS results for the HARMONi-6 trial were presented in October 2025 as part of the Presidential Symposium at the ESMO 2025 Annual Congress. In the recently presented HARMONi-6 analysis, ivonescimab in combination with chemotherapy demonstrated a statistically significant improvement in OS when compared to tislelizumab in combination with chemotherapy, with a hazard ratio of 0.66 (95% CI: 0.50, 0.87; p=0.0017). For both PFS and OS, a clinically meaningful benefit was demonstrated across clinical subgroups, including those with either PD-L1 negative or positive expression. The HARMONi-6 results represent the first regimen to achieve a statistically significant and clinically meaningful OS benefit over an anti-PD-(L)1 antibody combined with chemotherapy in a Phase III clinical trial in any tumor type including front-line NSCLC. Additional Ivonescimab Development Updates • Summit's global Phase III trials HARMONi-7 and HARMONi-GI3 continue to enroll. In addition to the multiregional studies conducted and sponsored by Summit, Akeso is enrolling several single-region Phase III studies exclusively in China in multiple indications, including biliary-tract cancer, triple-negative breast cancer, head and neck squamous cell carcinoma (HNSCC), small cell lung cancer, colorectal cancer, and pancreatic cancer. • Summit plans to continue further expansion of the global clinical development program for ivonescimab, including additional Phase III studies, in additional settings and tumor types. The company will continue to provide more details in the coming months with respect to additional Phase III studies evaluating ivonescimab beyond NSCLC, CRC, and HNSCC. • Summit’s clinical trial collaborations continue to progress as planned. ◦ In July 2026, Summit announced a clinical collaboration with Arcus Biosciences, Inc. to evaluate ivonescimab in combination with Arcus’ novel HIF-2α inhibitor, casdatifan, in renal cell carcinoma. Data from the study under this collaboration agreement is expected to be generated by mid-2027. ◦ In the second quarter of 2025, the company announced a clinical collaboration with Revolution Medicines, Inc. (RevMed) to evaluate ivonescimab in combination with three RAS(ON) inhibitors, including the multi-selective inhibitor daraxonrasib (RMC-6236), G12D-selective inhibitor zoldonrasib (RMC-9805), and G12C-selective inhibitor elironrasib (RMC-6291), in solid tumor settings with RAS mutations. As previously announced, the initial study under this collaboration, sponsored by RevMed, began enrolling patients in the first quarter of 2026. ◦ In the first quarter of 2026, Summit announced a clinical collaboration with GORTEC, a European Head and Neck Oncology and Radiotherapy Group based in France, to evaluate ivonescimab monotherapy and ivonescimab in combination with ligufalimab, Akeso’s proprietary anti-CD47 monoclonal antibody, against monotherapy pembrolizumab in a randomized three-arm study. The Phase III study, GORTEC 2024-04 ILLUMINE (NCT07264075), is sponsored by GORTEC and is intended to be conducted in multiple countries in Europe and in China; Summit may consider the expansion of this study into the United States. ILLUMINE began enrolling patients in the second quarter of 2026. ◦ In the first quarter of 2026, the company announced a clinical collaboration with GSK plc to evaluate ivonescimab in combination with GSK’s novel B7-H3 ADC, risvutatug rezetecan, in multiple solid tumors. The initial study under this collaboration agreement is expected to begin dosing patients later this quarter. • Clinical trial collaborations and investigator sponsored trials (ISTs) with leading academic organizations, including MD Anderson Cancer Center, Memorial Sloan Kettering Cancer Center, and Dana Farber Cancer Institute, among others, continue to progress and expand evaluating ivonescimab in solid tumors. Summit is currently supporting more than 65 ISTs, of which 24 are actively enrolling. • In July 2026, Summit sold ridinilazole, an investigational Phase III precision antibiotic asset, to Biossil, Inc. Under the terms of the agreement, Summit will receive $500,000 upfront and up to $104.5 million in regulatory and commercial milestones, plus tiered royalties on net sales. Financial Highlights Cash and Cash Equivalents and Short-Term Investments • Aggregate cash and cash equivalents and short-term investments were $690.7 million and $713.4 million at June 30, 2026 and December 31, 2025, respectively. • During the second quarter of 2026, the company raised $230.8 million in gross proceeds through its ATM facility. Subsequent to June 2026, the company raised an additional $68.4 million in gross proceeds through its ATM facility. GAAP and Non-GAAP Operating Expenses • GAAP operating expenses were $220.5 million for the second quarter of 2026, compared to $568.4 million for the same period of the prior year. The decrease in GAAP operating expenses was due to the decrease in stock-based compensation expense of $410.1 million primarily related to the modification to the company’s performance-based stock option awards during the second quarter of 2025. • Non-GAAP operating expenses were $151.8 million for the second quarter of 2026, compared to $89.6 million for the same period of the prior year. The increase in Non-GAAP operating expenses was primarily driven by the expansion of clinical studies and development costs related to ivonescimab.

GAAP and Non-GAAP Research and Development (R&D) Expenses • GAAP R&D expenses were $157.7 million for the second quarter of 2026, compared to $208.0 million for the same period of the prior year. The decrease was due to the decrease in stock-based compensation expense of $104.5 million primarily related to the modification to the company’s performance-based stock option awards during the second quarter of 2025. • Non-GAAP R&D expenses were $133.6 million for the second quarter of 2026, compared to $79.4 million for the same period of the prior year. The increase was primarily driven by the initiation of new clinical trials and expansion of current clinical trials from last year. GAAP and Non-GAAP General and Administrative (G&A) Expenses • GAAP G&A expenses were $62.8 million for the second quarter of 2026, compared to $360.4 million for the same period of the prior year. The decrease was due to the decrease in stock-based compensation expense of $305.6 million primarily related to the modification to the company’s performance-based stock option awards during the second quarter of 2025. • Non-GAAP G&A expenses were $18.2 million for the second quarter of 2026, compared to $10.2 million for the same period of the prior year. The increase was primarily driven by the expansion of infrastructure and headcount to support the development of ivonescimab. GAAP and Non-GAAP Net Loss • GAAP net loss in the second quarter of 2026 and 2025 was $215.7 million or $(0.28) per basic and diluted share, and $565.7 million or $(0.76) per basic and diluted share, respectively. • Non-GAAP net loss in the second quarter of 2026 and 2025 was $147.0 million or $(0.19) per basic and diluted share, and $86.9 million or $(0.12) per basic and diluted share, respectively. Use of Non-GAAP Financial Measures This release includes measures that are not in accordance with U.S. generally accepted accounting principles (Non-GAAP measures). These Non-GAAP measures should be viewed in addition to, and not as a substitute for, Summit's reported GAAP results, and may be different from Non-GAAP measures used by other companies. In addition, these Non-GAAP measures are not based on any comprehensive set of accounting rules or principles. 5 Summit management uses these Non-GAAP measures for internal budgeting and forecasting purposes and to evaluate Summit’s financial performance. Summit management believes the presentation of these Non-GAAP measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. For further information regarding these Non-GAAP measures, please refer to the tables presenting reconciliations of our Non-GAAP results to our U.S. GAAP results and the “Notes on our Non-GAAP Financial Information” that accompany this press release. Second Quarter 2026 Earnings Call Summit will host an earnings call this afternoon, Thursday, July 23, 2026, at 4:30 p.m. EDT. The conference call will be accessible by dialing (833) 461-5787 (toll-free domestic) or (626) 884-3620 (international) using conference code 160295291. Listeners are encouraged to join the live webcast, which is accessible through Summit’s website at www.smmttx.com, as slides will be displayed simultaneously. The archived webcast will be available after the call. About Ivonescimab Ivonescimab, known as SMT112 in Summit’s license territories, North America, South America, Europe, the Middle East, Africa, and Japan, and as AK112 outside of Summit’s license territories, is a novel, potential first-in-class investigational bispecific antibody combining the effects of immunotherapy via a blockade of PD-1 with the anti- angiogenesis effects associated with blocking VEGF into a single molecule. By design, ivonescimab displays unique cooperative binding to each of its intended targets with multifold higher affinity to PD-1 when in the presence of VEGF. This design is intended to differentiate ivonescimab as there is potentially higher expression (presence) of both PD-1 and VEGF in tumor tissue and the tumor microenvironment (TME) as compared to normal tissue in the body. Summit believes ivonescimab’s specifically engineered tetravalent structure (four binding sites) enables higher avidity (accumulated strength of multiple binding interactions) in the TME (Zhong, et al, iScience, 2025). This tetravalent structure, the intentional novel design of the molecule, and bringing these two targets into a single bispecific antibody with cooperative binding qualities have the potential to direct ivonescimab to the tumor tissue versus healthy tissue. The intent of this design, together with a half-life of 6 to 7 days after the first dose (Zhong, et al, iScience, 2025) increasing to approximately 10 days at steady state dosing, is to improve upon previously established efficacy thresholds, side effects, and safety profiles associated with prior approved drugs to these targets. Ivonescimab was engineered by Akeso Inc. (HKEX Code: 9926.HK) and is currently utilized in multiple Phase III clinical trials. Over 4,000 patients have been treated with ivonescimab in clinical studies globally, and over 70,000 patients when considering those treated in a commercial setting in China, as noted by Akeso. There are currently 15 Phase III clinical studies that are either announced, ongoing, or have been completed studying ivonescimab, four of which are Summit-sponsored global studies, one of which is a multiregional study sponsored by a cooperative group, and 10 of which are being or have been conducted in China by Akeso. Summit began its clinical development of ivonescimab in NSCLC, commencing enrollment in 2023 in two multiregional Phase III clinical trials, HARMONi and HARMONi-3. In 2025, Summit began enrolling patients in HARMONi-7. Summit expanded its Phase III clinical development program into colorectal cancer (CRC) in the fourth quarter of 2025 by initiating enrollment in HARMONi-GI3. HARMONi is a Phase III clinical trial evaluating ivonescimab combined with chemotherapy compared to placebo plus chemotherapy in patients with EGFR-mutated, locally advanced or metastatic non-squamous NSCLC who were previously treated with a third-generation EGFR TKI (e.g., osimertinib). Detailed results of the study were provided in September 2025, and a Biologics License Application (BLA) was submitted to the United States Food and Drug Administration (FDA) for marketing authorization, which the FDA accepted for filing in January 2026; the goal Prescription Drug User Fee Act (PDUFA) date is November 14, 2026. HARMONi-3 is a Phase III clinical trial evaluating ivonescimab combined with chemotherapy compared to pembrolizumab combined with chemotherapy in patients with first-line metastatic, squamous or non-squamous NSCLC, irrespective of PD-L1 expression. The clinical trial is evaluating the two histologies as individual, separately powered cohorts with independent statistical powering.

HARMONi-7 is a Phase III clinical trial evaluating ivonescimab monotherapy compared to pembrolizumab monotherapy in patients with first-line metastatic NSCLC whose tumors have high PD-L1 expression. HARMONi-GI3 is a Phase III clinical trial evaluating ivonescimab in combination with chemotherapy compared with bevacizumab plus chemotherapy in patients with first-line unresectable metastatic CRC. ILLUMINE is a Phase III study being conducted by GORTEC, a cooperative group dedicated to Head and Neck Oncology, in recurrent / metastatic head and neck squamous cell carcinoma (r/m HNSCC). ILLUMINE is a three- arm Phase III clinical trial designed to evaluate ivonescimab monotherapy, as well as ivonescimab in combination with ligufalimab, Akeso’s proprietary anti-CD47 monoclonal antibody, compared to monotherapy pembrolizumab in patients with PD-L1 positive r/m HNSCC. In addition, Akeso has recently had positive read-outs in three single-region (China), randomized Phase III clinical trials, HARMONi-A, HARMONi-2, and HARMONi-6, for ivonescimab in NSCLC, including a statistically significant overall survival benefit in both the HARMONi-A and HARMONi-6 studies, and a manageable safety profile in each study. HARMONi-A was a Phase III clinical trial which evaluated ivonescimab combined with chemotherapy compared to placebo plus chemotherapy in patients with EGFR-mutated, locally advanced or metastatic non-squamous NSCLC who have progressed after treatment with an EGFR TKI. HARMONi-2 is a Phase III clinical trial evaluating monotherapy ivonescimab against monotherapy pembrolizumab in patients with locally advanced or metastatic NSCLC whose tumors have positive PD-L1 expression. HARMONi-6 is a Phase III clinical trial evaluating ivonescimab in combination with platinum-based chemotherapy compared with tislelizumab, an anti-PD-1 antibody, in combination with platinum-based chemotherapy in patients with locally advanced or metastatic squamous NSCLC, irrespective of PD-L1 expression. Akeso is actively conducting multiple Phase III clinical studies in settings outside of NSCLC, including biliary-tract cancer, triple-negative breast cancer, head and neck squamous cell carcinoma, small cell lung cancer, colorectal cancer, and pancreatic cancer. Ivonescimab is an investigational therapy that is not approved by any regulatory authority in Summit’s license territories, including the United States and Europe. Ivonescimab was initially approved for marketing authorization in China in May 2024. About Summit Therapeutics Summit Therapeutics Inc. is a biopharmaceutical oncology company focused on the discovery, development, and commercialization of patient-, physician-, caregiver- and societal-friendly medicinal therapies intended to improve quality of life, increase potential duration of life, and resolve serious unmet medical needs. Summit was founded in 2003 and our shares are listed on the Nasdaq Global Market (symbol "SMMT"). We are headquartered in Miami, Florida, and we have additional offices in Palo Alto, California, Princeton, New Jersey, Dublin, Ireland, and Oxford, UK. For more information, please visit https://www.smmttx.com and follow us on X @SMMT_TX.

Summit Forward-looking Statements Any statements in this press release about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc. and other collaborations, the intended use of the net proceeds from the private placements, the Company's anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, the expected timing of BLA submissions or FDA decisions, potential acquisitions, statements about the At-The-Market equity offering program (“ATM Program”), the expected proceeds and uses thereof, the Company’s estimates regarding stock-based compensation, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the Company’s ability to sell shares of our common stock under the ATM Program, the conditions affecting the capital markets, general economic, industry, or political conditions, including the effects of geopolitical developments, domestic and foreign trade policies, and monetary policies, the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, global public health crises, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of filings that the Company makes with the Securities and Exchange Commission. Summit defines a “positive study” as a clinical study that with one or more prespecified primary endpoints in which one of those endpoints achieves a statistically significant benefit according to the protocol or statistical analysis plan. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, readers should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this press release. Contact Summit Investor Relations: Nathan LiaBraaten Senior Director, Investor Relations Tracy Jones Director, Media & Public Relations

investors@smmttx.com media@smmttx.com Summit Therapeutics and the Summit Therapeutics logo are trademarks of Summit Therapeutics Inc. and/or its affiliates. Copyright 2026, Summit Therapeutics Inc. All Rights Reserved. Summit Therapeutics Inc. GAAP Condensed Consolidated Statements of Operations (Unaudited) (in millions, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Operating expenses: Research and development $ 157.7 $ 208.0 $ 290.3 $ 259.3 General and administrative 62.8 360.4 125.4 376.0 Total operating expenses 220.5 568.4 415.7 635.3 Other income, net 4.8 2.7 10.6 6.7 Net loss $ (215.7) $ (565.7) $ (405.1) $ (628.6) Net loss per share attributable to common shareholders per share, basic and diluted $ (0.28) $ (0.76) $ (0.52) $ (0.85) Summit Therapeutics Inc. GAAP Condensed Consolidated Balance Sheet Information (in millions) Unaudited June 30, 2026 December 31, 2025 Cash and cash equivalents and short-term investments $ 690.7 $ 713.4 Total assets $ 752.2 $ 751.2 Total liabilities $ 122.2 $ 92.3 Total stockholders' equity $ 630.0 $ 658.9

Summit Therapeutics Inc. GAAP Condensed Consolidated Statement of Cash Flows Information (in millions) Unaudited Six Months Ended June 30, 2026 2025 Net cash used in operating activities $ (263.4) $ (127.9) Net cash provided by investing activities 222.6 310.9 Net cash provided by financing activities 234.9 9.9 Effect of exchange rate changes on cash — 0.1 Increase in cash, cash equivalents and restricted cash $ 194.1 $ 193.0

Summit Therapeutics Inc. Schedule Reconciling Selected Non-GAAP Financial Measures (Unaudited) (in millions, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Reconciliation of GAAP to Non-GAAP Research and Development Expense GAAP Research and Development $ 157.7 $ 208.0 $ 290.3 $ 259.3 Stock-based compensation (Note 1) (24.1) (128.6) (48.5) (132.7) Non-GAAP Research and development $ 133.6 $ 79.4 $ 241.8 $ 126.6 Reconciliation of GAAP to Non-GAAP General and Administrative Expenses GAAP General and Administrative $ 62.8 $ 360.4 $ 125.4 $ 376.0 Stock-based compensation (Note 1) (44.6) (350.2) (93.0) (357.2) Non-GAAP General and administrative $ 18.2 $ 10.2 $ 32.4 $ 18.8 Reconciliation of GAAP to Non-GAAP Operating Expenses GAAP Operating Expenses $ 220.5 $ 568.4 $ 415.7 $ 635.3 Stock-based compensation (Note 1) (68.7) (478.8) (141.5) (489.9) Non-GAAP Operating expense $ 151.8 $ 89.6 $ 274.2 $ 145.4 Reconciliation of GAAP Net Loss to Non-GAAP Net Loss GAAP Net Loss $ (215.7) $ (565.7) $ (405.1) $ (628.6) Stock-based compensation (Note 1) 68.7 478.8 141.5 489.9 Non-GAAP Net Loss $ (147.0) $ (86.9) $ (263.6) $ (138.7) Reconciliation of GAAP Net Loss to Non-GAAP Net Loss Per Common Share GAAP Net Loss Per Basic and Diluted Common Share $ (0.28) $ (0.76) $ (0.52) $ (0.85) Stock-based compensation (Note 1) 0.09 0.64 0.18 0.66 Non-GAAP Net loss Per Basic and Diluted Common Share $ (0.19) $ (0.12) $ (0.34) $ (0.19) Basic and Diluted Common Shares 778.2 742.6 776.8 740.4

Summit Therapeutics Inc. Schedule Reconciling Selected Non-GAAP Financial Measures (in millions) Unaudited Three Months Ended June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Reconciliation of GAAP to Non-GAAP Operating Expenses GAAP Operating Expenses $ 220.5 $ 195.2 $ 225.0 $ 234.2 — $ 568.4 Stock-based compensation (Note 1) (68.7) (72.8) (111.7) (130.8) (478.8) Non-GAAP Operating Expense $ 151.8 $ 122.4 $ 113.3 $ 103.4 $ 89.6 Reconciliation of GAAP Net Loss to Non- GAAP Net Loss GAAP Net Loss $ (215.7) $ (189.4) $ (219.2) $ (231.8) $ (565.7) Stock-based compensation (Note 1) 68.7 72.8 111.7 130.8 478.8 Non-GAAP Net Loss $ (147.0) $ (116.6) $ (107.5) $ (101.0) $ (86.9) Summit Therapeutics Inc. Notes on our Non-GAAP Financial Information Non-GAAP financial measures adjust GAAP financial measures for the items listed below. These Non-GAAP measures should be viewed in addition to, and not as a substitute for Summit's reported GAAP results, and may be different from Non-GAAP measures used by other companies. In addition, these Non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Summit management uses these non- GAAP measures for internal budgeting and forecasting purposes and to evaluate Summit’s financial performance. Summit management believes the presentation of these Non-GAAP measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. Each of non-GAAP Research and Development Expense, non-GAAP General and Administrative Expenses, non-GAAP Operating Expenses, Non-GAAP Net Loss and Non-GAAP EPS differ from GAAP in that such measures exclude the non-cash charges and costs associated with stock-based compensation. Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year-over- year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangements.